UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05989)

Exact name of registrant as specified in charter:	Putnam Global Utilities Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2019

Date of reporting period:	September 1, 2018 — February 28, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Global Utilities Fund

Semiannual report
2 | 28 | 19

This **global sector fund** invests in stocks of utilities companies worldwide.

FUND SYMBOL
CLASS A
PUGIX

Putnam
Global Utilities
Fund

Semiannual report
2 | 28 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

April 8, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the MSCI World Utilities Index (ND), was introduced on 1/1/01, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/19. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on page 12.

2 Global Utilities Fund

Will, how would you summarize your investment strategy?

My overarching goal is to try to generate capital growth and an attractive level of income while keeping the fund’s performance relatively stable compared with other types of equity funds. In pursuing this goal, I focus on the quality of a firm’s assets, management team, and overall positioning of the business. Since utilities are heavily regulated, I look to invest in companies that are located in areas that we think offer a favorable or improving regulatory environment. I also favor firms that we believe have forged constructive relationships with regulators. I also like utilities that operate in regions with growing populations and above-average economic growth. Once I invest in a utility, I take a long-term outlook on the firm’s prospects, rather than being overly influenced by the near-term valuation of its stock.

What was your investment environment like during the reporting period?

The first month of the period was relatively calm. However, investor sentiment became sharply risk-averse during 2018’s fourth quarter and market volatility spiked. A variety of factors, including uncertainty about the ultimate

Global Utilities Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 2/28/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/19. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Global Utilities Fund

resolution of the U.S.–China trade dispute, and concern that the Federal Reserve would raise policy rates too fast, led to a sharp downturn in risk assets.

As a whole, utilities stocks held up well amid this flight from risk. Shares of large-cap, regulated utilities performed best during this period due to their perceived safe-haven qualities, regardless of the company’s underlying fundamentals or positioning. Many of these firms are large components in the fund’s benchmark. Outside of these pure regulated companies, stocks of other types of utilities lagged.

The fund trailed its benchmark for the six-month reporting period. What factors had the biggest influence on relative performance?

Underweighting or not owning several larger index members dampened the fund’s relative performance this period. However, these stocks did not fit with my emphasis on companies that I believe offer durable above-average growth potential, or that possess assets that may boost the stock’s valuation.

Looking at individual holdings, the top relative contributor was an overweight position in independent power producer NRG Energy. NRG continued to implement its business transformation plan, complete asset sales, and return cash to investors via a substantial share-repurchase program. Also, NRG continued to generate a substantial amount of cash flow from selling retail electricity to commercial and residential customers, which helps reduce the volatility of the company’s earnings.

A greater-than-benchmark investment in American Electric Power [AEP] also aided relative results. AEP is one of the large, regulated utilities that did align with my investment approach because I think the stock is an attractive relative-value opportunity. The company generated above-average earnings growth, has what I consider to be a solid balance sheet, and operates in what I consider to be good-to-improving regulated jurisdictions. At the same time, AEP’s stock tends to trade in line with its peers rather than at a premium.

Not owning United Kingdom-based power retailer Centrica proved advantageous. Uncertainty surrounding the ultimate outcome of Brexit hampered Centrica’s results. Also, the U.K. is reviewing its multi-year regulatory process, which could lead to reduced incentive earnings for power companies.

Which investments didn’t work as well this period?

Power-producer Fortum — a firm that is majority owned by the government of Finland — provides electricity to various Nordic and Baltic countries, and also has exposure to Germany via a subsidiary. This period, Fortum’s earnings declined due to falling power prices in its Nordic markets.

An overweight allocation to SSE, which is headquartered in the U.K., was a further dampener versus the benchmark. In addition to Brexit uncertainty, SSE was hurt by adverse results from hedges the firm had implemented on natural gas prices. Additionally, cancellation of the planned spinoff of SSE’s retail power business soured investor sentiment toward the stock.

I’ll also mention Edison International. Shares of this California-based firm suffered due to potential liability exposure resulting from major wildfires in California. Given this uncertainty, I substantially reduced the fund’s position in 2018. However, I plan to maintain a small investment, as I believe the firm is well positioned to benefit from forthcoming regulatory changes.

Global Utilities Fund 5

What’s more, I think it is unlikely Edison will be forced to file for bankruptcy because its underlying business fundamentals appear solid.

The fund increased its dividend during the semiannual reporting period. What factors made that increase possible?

The fund has consistently raised its dividend rate since 2017. In September 2018, the fund increased its quarterly dividend rate for class A shares from $0.080 to $0.084 per share. This hike was made possible due to my emphasis on companies with relatively high growth rates, which has helped increase the level of income earned by the portfolio. Similar increases were made to other share classes.

What is your outlook for the coming months, and how have you positioned the fund?

As of period-end, utilities stocks were expensive on both an absolute and relative basis, based on various measures. That said, I believe my investment process may continue to serve the fund well despite elevated valuations. Given weaker economic data, particularly in Europe, I think the ability of many utilities to generate relatively stable earnings may remain attractive to investors.

As for positioning, I haven’t made major changes to the portfolio, but last year I added exposure to energy infrastructure via midstream pipeline companies. I made investments in firms that I believe offer steady cash flow and a consistent earnings profile, similar to a regulated utility. We think U.S. energy production is likely to grow, and believe the fundamental backdrop of volume growth may help these companies.

Thanks for your time and for bringing us up to date, Will.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Global Utilities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (11/19/90)
Before sales charge	6.46%	102.22%	7.30%	30.82%	5.52%	32.25%	9.76%	14.54%	6.17%
After sales charge	6.24	90.59	6.66	23.30	4.28	24.64	7.62	7.95	0.07
Class B (4/27/92)
Before CDSC	6.24	90.42	6.65	25.97	4.73	29.23	8.92	13.67	5.75
After CDSC	6.24	90.42	6.65	23.97	4.39	26.23	8.07	8.69	1.07
Class C (7/26/99)
Before CDSC	6.18	87.47	6.49	26.00	4.73	29.21	8.92	13.66	5.72
After CDSC	6.18	87.47	6.49	26.00	4.73	29.21	8.92	12.66	4.79
Class M (3/1/95)
Before sales charge	5.94	92.39	6.76	27.58	4.99	30.19	9.19	13.94	5.87
After sales charge	5.80	85.66	6.38	23.11	4.25	25.64	7.90	9.95	2.16
Class R (12/1/03)
Net asset value	6.20	97.26	7.03	29.14	5.25	31.18	9.47	14.23	6.03
Class Y (10/4/05)
Net asset value	6.59	107.38	7.57	32.48	5.79	33.24	10.04	14.82	6.31

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Global Utilities Fund 7

Comparative index returns For periods ended 2/28/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
MSCI World Utilities
Index (ND)	—*	100.51%	7.20%	34.67%	6.13%	30.86%	9.38%	16.28%	7.77%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the MSCI World Utilities Index (ND), was introduced on 1/1/01, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 2/28/19

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	2		2	2	2		2	2
Income	$0.168		$0.116	$0.118	$0.131		$0.151	$0.185
Capital gains
Long-term gains	1.411		1.411	1.411	1.411		1.411	1.411
Short-term gains	—		—	—	—		—	—
Total	$1.579		$1.527	$1.529	$1.542		$1.562	$1.596
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
8/31/18	$13.61	$14.44	$13.56	$13.50	$13.59	$14.08	$13.60	$13.61
2/28/19	12.73	13.51	12.68	12.61	12.71	13.17	12.72	12.73

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

8 Global Utilities Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (11/19/90)
Before sales charge	6.53%	107.16%	7.56%	30.59%	5.48%	25.00%	7.72%	13.09%	8.98%
After sales charge	6.31	95.25	6.92	23.09	4.24	17.81	5.62	6.59	2.71
Class B (4/27/92)
Before CDSC	6.30	94.91	6.90	25.81	4.70	22.27	6.93	12.22	8.55
After CDSC	6.30	94.91	6.90	23.81	4.36	19.27	6.05	7.30	3.75
Class C (7/26/99)
Before CDSC	6.25	92.22	6.75	25.86	4.71	22.23	6.92	12.23	8.65
After CDSC	6.25	92.22	6.75	25.86	4.71	22.23	6.92	11.24	7.69
Class M (3/1/95)
Before sales charge	6.00	97.07	7.02	27.35	4.95	23.15	7.19	12.51	8.68
After sales charge	5.87	90.17	6.64	22.90	4.21	18.84	5.92	8.57	4.87
Class R (12/1/03)
Net asset value	6.26	102.02	7.29	29.00	5.23	24.10	7.46	12.80	8.84
Class Y (10/4/05)
Net asset value	6.65	112.28	7.82	32.25	5.75	25.94	7.99	13.37	9.11

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the
fiscal year ended 8/31/18	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%
Annualized expense ratio for the
six-month period ended 2/28/19*	1.26%	2.01%	2.01%	1.76%	1.51%	1.01%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes one-time merger-related costs of 0.02% as a percentage of average net assets.

Global Utilities Fund 9

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/18 to 2/28/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$6.44	$10.25	$10.25	$8.98	$7.71	$5.17
Ending value (after expenses)	$1,061.70	$1,057.50	$1,057.20	$1,058.70	$1,060.30	$1,063.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/19, use the following calculation method. To find the value of your investment on 9/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$6.31	$10.04	$10.04	$8.80	$7.55	$5.06
Ending value (after expenses)	$1,018.55	$1,014.83	$1,014.83	$1,016.07	$1,017.31	$1,019.79

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 Global Utilities Fund

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The utilities industries may be affected by increases in fuel costs, technological obsolescence, changes in regulatory policies, and deregulation. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers than a diversified fund, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Global Utilities Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Utilities Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the utilities sector. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

12 Global Utilities Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2019, Putnam employees had approximately $493,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Utilities Fund 13

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Global Utilities Fund

The fund’s portfolio 2/28/19 (Unaudited)

COMMON STOCKS (97.1%)*	Shares	Value
Electric utilities (55.5%)
American Electric Power Co., Inc.	139,050	$11,283,908
Chubu Electric Power Co., Inc. (Japan)	123,600	1,943,292
CK Infrastructure Holdings, Ltd. (Hong Kong)	216,000	1,800,975
CLP Holdings, Ltd. (Hong Kong)	99,500	1,178,827
Duke Energy Corp.	60,400	5,415,464
Edison International	64,935	3,888,957
Enel SpA (Italy)	1,190,188	7,202,102
Eversource Energy	60,600	4,230,486
Exelon Corp.	189,300	9,198,087
FirstEnergy Corp.	136,200	5,550,150
Fortum OYJ (Finland)	175,252	3,891,122
Iberdrola SA (Spain)	561,563	4,696,085
Kansai Electric Power Co., Inc. (The) (Japan)	147,600	2,205,426
NextEra Energy, Inc.	82,000	15,393,040
Orsted A/S (Denmark)	9,001	653,186
Southern Co. (The)	93,800	4,660,922
SSE PLC (United Kingdom)	300,353	4,734,665
		87,926,694
Gas utilities (4.6%)
Hong Kong & China Gas Co., Ltd. (Hong Kong)	598,000	1,384,966
Naturgy Energy Group SA (Spain)	137,497	3,733,170
Tokyo Gas Co., Ltd. (Japan)	80,700	2,219,042
		7,337,178
Independent power and renewable electricity producers (5.6%)
Electric Power Development Co., Ltd. (Japan)	44,100	1,101,461
NRG Energy, Inc.	142,583	5,942,859
Uniper SE (Germany)	64,811	1,887,950
		8,932,270
Multi-utilities (24.6%)
Ameren Corp.	63,600	4,530,864
CMS Energy Corp.	82,900	4,509,760
Dominion Energy, Inc.	74,300	5,504,887
E.ON SE (Germany)	191,284	2,107,222
ENGIE SA (France)	63,208	952,621
National Grid PLC (United Kingdom)	478,016	5,375,825
Public Service Enterprise Group, Inc.	46,700	2,746,427
Sempra Energy	56,643	6,822,083
Veolia Environnement SA (France)	243,686	5,349,583
WEC Energy Group, Inc.	13,800	1,052,664
		38,951,936
Oil, gas, and consumable fuels (6.3%)
Enterprise Products Partners LP	243,000	6,718,950
Kinder Morgan, Inc.	164,900	3,159,484
		9,878,434

Global Utilities Fund 15

COMMON STOCKS (97.1%)* cont.	Shares	Value
Water utilities (0.5%)
China Water Affairs Group, Ltd. (China)	730,000	$760,712
		760,712
Total common stocks (cost $116,406,633)		$153,787,224

	Principal amount/
SHORT-TERM INVESTMENTS (1.5%)*		shares	Value
Putnam Short Term Investment Fund 2.58% L	Shares	2,142,875	$2,142,875
State Street Institutional U.S. Government Money Market Fund,
Premier Class 2.35% P	Shares	170,000	170,000
U.S. Treasury Bills 2.531%, 6/6/19		$112,000	111,275
Total short-term investments (cost $2,424,131)			$2,424,150

TOTAL INVESTMENTS
Total investments (cost $118,830,764)	$156,211,374

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2018 through February 28, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $158,320,760.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $84,542 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	65.9%	Hong Kong	2.8%
United Kingdom	6.5	Germany	2.6
Spain	5.4	Finland	2.5
Japan	4.8	China	0.5
Italy	4.6	Denmark	0.4
France	4.0	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

16 Global Utilities Fund

FORWARD CURRENCY CONTRACTS at 2/28/19 (aggregate face value $16,540,198) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	Bank of America N.A.
	Australian Dollar	Buy	4/17/19	$131,466	$129,916	$1,550
	Barclays Bank PLC
	British Pound	Sell	3/20/19	376,728	348,455	(28,273)
	Euro	Buy	3/20/19	453,769	452,883	886
	Euro	Sell	3/20/19	453,769	450,300	(3,469)
	Hong Kong Dollar	Buy	5/15/19	2,684,309	2,688,448	(4,139)
Citibank, N.A.
	Australian Dollar	Buy	4/17/19	697,224	689,006	8,218
	Canadian Dollar	Buy	4/17/19	157,402	152,756	4,646
	Danish Krone	Buy	3/20/19	817,196	823,700	(6,504)
	HSBC Bank USA, National Association
	Chinese Yuan (Offshore)	Sell	5/15/19	853,596	844,418	(9,178)
	Euro	Buy	3/20/19	2,228,639	2,251,568	(22,929)
	JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/17/19	1,390,971	1,374,638	16,333
	British Pound	Buy	3/20/19	758,235	724,917	33,318
	British Pound	Sell	3/20/19	758,235	746,416	(11,819)
	Canadian Dollar	Buy	4/17/19	3,485,281	3,382,256	103,025
	Japanese Yen	Buy	5/15/19	824,791	845,488	(20,697)
	New Zealand Dollar	Buy	4/17/19	565,801	553,985	11,816
	State Street Bank and Trust Co.
	British Pound	Sell	3/20/19	98,894	81,048	(17,846)
	Unrealized appreciation					179,792
	Unrealized (depreciation)					(124,854)
Total						$54,938

* The exchange currency for all contracts listed is the United States Dollar.

Global Utilities Fund 17

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Energy	$9,878,434	$—	$—
Utilities	143,908,790	—	—
Total common stocks	153,787,224	—	—

Short-term investments	2,312,875	111,275	—
Totals by level	$156,100,099	$111,275	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$54,938	$—
Totals by level	$—	$54,938	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

18 Global Utilities Fund

Statement of assets and liabilities 2/28/19 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $116,687,889)	$154,068,499
Affiliated issuers (identified cost $2,142,875) (Notes 1 and 5)	2,142,875
Foreign currency (cost $7,250) (Note 1)	7,284
Dividends, interest and other receivables	806,332
Receivable for shares of the fund sold	44,462
Receivable for investments sold	4,665,517
Receivable from Manager (Note 2)	37,413
Unrealized appreciation on forward currency contracts (Note 1)	179,792
Prepaid assets	51,786
Total assets	162,003,960

LIABILITIES
Payable for investments purchased	2,846,883
Payable for shares of the fund repurchased	46,429
Payable for custodian fees (Note 2)	11,542
Payable for investor servicing fees (Note 2)	45,785
Payable for Trustee compensation and expenses (Note 2)	168,898
Payable for administrative services (Note 2)	546
Payable for distribution fees (Note 2)	62,038
Distributions payable to shareholders	26
Unrealized depreciation on forward currency contracts (Note 1)	124,854
Collateral on certain derivative contracts, at value (Notes 1 and 8)	170,000
Other accrued expenses	206,199
Total liabilities	3,683,200

Net assets	$158,320,760

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$120,828,311
Total distributable earnings (Note 1)	37,492,449
Total — Representing net assets applicable to capital shares outstanding	$158,320,760

(Continued on next page)

Global Utilities Fund 19

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($144,860,163 divided by 11,380,417 shares)	$12.73
Offering price per class A share (100/94.25 of $12.73)*	$13.51
Net asset value and offering price per class B share ($2,741,364 divided by 216,122 shares)**	$12.68
Net asset value and offering price per class C share ($2,829,120 divided by 224,288 shares)**	$12.61
Net asset value and redemption price per class M share ($955,127 divided by 75,127 shares)	$12.71
Offering price per class M share (100/96.50 of $12.71)*	$13.17
Net asset value, offering price and redemption price per class R share
($454,403 divided by 35,720 shares)	$12.72
Net asset value, offering price and redemption price per class Y share
($6,480,583 divided by 509,222 shares)	$12.73

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

20 Global Utilities Fund

Statement of operations Six months ended 2/28/19 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $56,863)	$2,515,726
Interest (including interest income of $34,088 from investments in affiliated issuers) (Note 5)	35,778
Securities lending (net of expenses) (Notes 1 and 5)	3,942
Total investment income	2,555,446

EXPENSES
Compensation of Manager (Note 2)	478,060
Investor servicing fees (Note 2)	149,012
Custodian fees (Note 2)	8,190
Trustee compensation and expenses (Note 2)	2,615
Distribution fees (Note 2)	208,908
Administrative services (Note 2)	2,783
Legal	106,418
Other	147,006
Fees waived and reimbursed by Manager (Note 2)	(112,162)
Total expenses	990,830
Expense reduction (Note 2)	(3,388)
Net expenses	987,442

Net investment income	1,568,004

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
Securities from unaffiliated issuers (Notes 1 and 3)	(433,002)
Foreign currency transactions (Note 1)	(9,852)
Forward currency contracts (Note 1)	(163,240)
Total net realized loss	(606,094)
Change in net unrealized appreciation on:
Securities from unaffiliated issuers	8,201,482
Assets and liabilities in foreign currencies	8,857
Forward currency contracts	22,898
Total change in net unrealized appreciation	8,233,237

Net gain on investments	7,627,143

Net increase in net assets resulting from operations	$9,195,147

The accompanying notes are an integral part of these financial statements.

Global Utilities Fund 21

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 2/28/19*	Year ended 8/31/18
Operations
Net investment income	$1,568,004	$3,915,276
Net realized gain (loss) on investments
and foreign currency transactions	(606,094)	15,954,857
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	8,233,237	(18,755,787)
Net increase in net assets resulting from operations	9,195,147	1,114,346
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(1,758,919)	(3,163,705)
Class B	(24,725)	(46,286)
Class C	(24,645)	(55,125)
Class M	(10,911)	(19,383)
Class R	(4,687)	(10,467)
Class Y	(86,549)	(152,353)
From net realized long-term gain on investments
Class A	(14,624,022)	—
Class B	(290,345)	—
Class C	(300,242)	—
Class M	(109,621)	—
Class R	(43,880)	—
Class Y	(650,577)	—
Increase (decrease) from capital share transactions (Note 4)	8,248,498	(17,008,291)
Total decrease in net assets	(485,478)	(19,341,264)

NET ASSETS
Beginning of period	158,806,238	178,147,502
End of period (Note 1)	$158,320,760	$158,806,238

* Unaudited.

The accompanying notes are an integral part of these financial statements.

22 Global Utilities Fund

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Global Utilities Fund 23

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
February 28, 2019 **	$13.61	.13	.57	.70	(.17)	(1.41)	(1.58)	$12.73	6.17*	$144,860	.63*d,f	1.02*d	27*
August 31, 2018	13.78	.32	(.21)	.11	(.28)	—	(.28)	13.61	.89	144,758	1.23	2.40	81
August 31, 2017	12.07	.25	1.68	1.93	(.22)	—	(.22)	13.78	16.21	160,706	1.23	2.07	43
August 31, 2016	11.55	.23	.50	.73	(.21)	—	(.21)	12.07	6.40	162,126	1.22[d]	1.98[d]	9
August 31, 2015	12.75	.20	(1.19)	(.99)	(.21)	—	(.21)	11.55	(7.85)	166,801	1.19	1.61	15
August 31, 2014	11.08	.33	1.59	1.92	(.25)	—	(.25)	12.75	17.56	206,305	1.21	2.79	27
Class B
February 28, 2019 **	$13.56	.08	.57	.65	(.12)	(1.41)	(1.53)	$12.68	5.75*	$2,741	1.00*d,f	.65*d	27*
August 31, 2018	13.73	.22	(.21)	.01	(.18)	—	(.18)	13.56	.12	3,041	1.98	1.61	81
August 31, 2017	12.02	.16	1.67	1.83	(.12)	—	(.12)	13.73	15.39	3,966	1.98	1.28	43
August 31, 2016	11.50	.15	.49	.64	(.12)	—	(.12)	12.02	5.61	4,463	1.97[d]	1.23[d]	9
August 31, 2015	12.70	.11	(1.19)	(1.08)	(.12)	—	(.12)	11.50	(8.60)	4,657	1.94	.88	15
August 31, 2014	11.04	.24	1.58	1.82	(.16)	—	(.16)	12.70	16.65	5,505	1.96	2.04	27
Class C
February 28, 2019 **	$13.50	.08	.56	.64	(.12)	(1.41)	(1.53)	$12.61	5.72*	$2,829	1.00*d,f	.65*d	27*
August 31, 2018	13.66	.20	(.18)	.02	(.18)	—	(.18)	13.50	.18	2,940	1.98	1.49	81
August 31, 2017	11.97	.14	1.67	1.81	(.12)	—	(.12)	13.66	15.27	5,103	1.98	1.20	43
August 31, 2016	11.45	.15	.50	.65	(.13)	—	(.13)	11.97	5.68	6,624	1.97[d]	1.27[d]	9
August 31, 2015	12.65	.11	(1.19)	(1.08)	(.12)	—	(.12)	11.45	(8.61)	4,841	1.94	.89	15
August 31, 2014	10.99	.24	1.59	1.83	(.17)	—	(.17)	12.65	16.76	4,851	1.96	2.04	27
Class M
February 28, 2019 **	$13.59	.10	.56	.66	(.13)	(1.41)	(1.54)	$12.71	5.87*	$955	.88*d,f	.74*d	27*
August 31, 2018	13.76	.26	(.21)	.05	(.22)	—	(.22)	13.59	.40	1,204	1.73	1.94	81
August 31, 2017	12.06	.20	1.66	1.86	(.16)	—	(.16)	13.76	15.58	1,224	1.73	1.62	43
August 31, 2016	11.54	.18	.49	.67	(.15)	—	(.15)	12.06	5.87	1,047	1.72[d]	1.48[d]	9
August 31, 2015	12.74	.14	(1.19)	(1.05)	(.15)	—	(.15)	11.54	(8.34)	1,040	1.69	1.12	15
August 31, 2014	11.07	.27	1.60	1.87	(.20)	—	(.20)	12.74	17.00	1,319	1.71	2.30	27
Class R
February 28, 2019 **	$13.60	.12	.56	.68	(.15)	(1.41)	(1.56)	$12.72	6.03*	$454	.75*d,f	.91*d	27*
August 31, 2018	13.77	.28	(.20)	.08	(.25)	—	(.25)	13.60	.64	424	1.48	2.05	81
August 31, 2017	12.07	.22	1.67	1.89	(.19)	—	(.19)	13.77	15.86	625	1.48	1.83	43
August 31, 2016	11.51	.18[e]	.53	.71	(.15)	—	(.15)	12.07	6.15	444	1.47[d]	1.54[d,e]	9
August 31, 2015	12.71	.17	(1.19)	(1.02)	(.18)	—	(.18)	11.51	(8.12)	1,099	1.44	1.37	15
August 31, 2014	11.04	.30	1.59	1.89	(.22)	—	(.22)	12.71	17.33	1,430	1.46	2.52	27
Class Y
February 28, 2019 **	$13.61	.15	.57	.72	(.19)	(1.41)	(1.60)	$12.73	6.31*	$6,481	.50*d,f	1.14*d	27*
August 31, 2018	13.78	.36	(.21)	.15	(.32)	—	(.32)	13.61	1.14	6,440.98		2.66	81
August 31, 2017	12.07	.28	1.68	1.96	(.25)	—	(.25)	13.78	16.50	6,524.98		2.32	43
August 31, 2016	11.55	.27	.49	.76	(.24)	—	(.24)	12.07	6.67	5,547	.97[d]	2.30[d]	9
August 31, 2015	12.75	.23	(1.19)	(.96)	(.24)	—	(.24)	11.55	(7.62)	3,384.94		1.85	15
August 31, 2014	11.08	.37	1.58	1.95	(.28)	—	(.28)	12.75	17.84	4,564.96		3.10	27

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

24 Global Utilities Fund	Global Utilities Fund 25

Financial highlights cont.

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of 0.07% period ending February 28, 2019 and less than 0.01% for the period ending August 31, 2016 as a percentage of average net assets.

e The net investment income ratio and per share amount shown for the period ending August 31, 2016 may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

f Includes one-time merger costs of 0.02% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

26 Global Utilities Fund

Notes to financial statements 2/28/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2018 through February 28, 2019.

Putnam Global Utilities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The goal of the fund is to seek capital growth and current income. The fund concentrates in the utilities industries and invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of its net assets in securities of companies worldwide in the utilities industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include electric, gas or water utilities and companies that operate as independent producers and/or distributors of power. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Global Utilities Fund 27

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

28 Global Utilities Fund

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

Global Utilities Fund 29

At the close of the reporting period, the fund had a net liability position of $84,948 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $120,324,996, resulting in gross unrealized appreciation and depreciation of $37,098,465 and $1,157,149, respectively, or net unrealized appreciation of $35,941,316.

For the fiscal year ended August 31, 2018, the fund had undistributed net investment income of $2,620,270.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined

30 Global Utilities Fund

in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.308% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $112,162 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Global Utilities Fund 31

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$136,022	Class R	410
Class B	2,803	Class Y	6,050
Class C	2,669	Total	$149,012
Class M	1,058

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,596 under the expense offset arrangements and by $1,792 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $115, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$175,503
Class B	1.00%	1.00%	14,472
Class C	1.00%	1.00%	13,770
Class M	1.00%	0.75%	4,107
Class R	1.00%	0.50%	1,056
Total			$208,908

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $6,501 and $22 from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

32 Global Utilities Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$40,943,330	$50,630,809
U.S. government securities (Long-term)	—	—
Total	$40,943,330	$50,630,809

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	247,931	$3,201,151	441,439	$5,903,265
Shares issued in connection with
reinvestment of distributions	1,319,677	15,516,351	221,539	2,946,904
	1,567,608	18,717,502	662,978	8,850,169
Shares repurchased	(824,314)	(10,632,801)	(1,690,493)	(22,750,220)
Net increase (decrease)	743,294	$8,084,701	(1,027,515)	$(13,900,051)

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	54,067	$639,577	4,873	$65,278
Shares issued in connection with
reinvestment of distributions	25,103	294,165	3,096	41,070
	79,170	933,742	7,969	106,348
Shares repurchased	(87,270)	(1,102,374)	(72,704)	(973,289)
Net decrease	(8,100)	$(168,632)	(64,735)	$(866,941)

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	33,872	$433,021	25,830	$340,165
Shares issued in connection with
reinvestment of distributions	27,086	315,314	3,966	52,334
	60,958	748,335	29,796	392,499
Shares repurchased	(54,508)	(693,088)	(185,529)	(2,440,544)
Net increase (decrease)	6,450	$55,247	(155,733)	$(2,048,045)

Global Utilities Fund 33

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	2,020	$26,836	10,500	$144,312
Shares issued in connection with
reinvestment of distributions	10,255	120,507	1,457	19,356
	12,275	147,343	11,957	163,668
Shares repurchased	(25,779)	(325,207)	(12,263)	(164,638)
Net decrease	(13,504)	$(177,864)	(306)	$(970)

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class R	Shares	Amount	Shares	Amount
Shares sold	3,699	$45,925	9,713	$128,209
Shares issued in connection with
reinvestment of distributions	2,507	29,458	563	7,498
	6,206	75,383	10,276	135,707
Shares repurchased	(1,642)	(21,975)	(24,493)	(324,374)
Net increase (decrease)	4,564	$53,408	(14,217)	$(188,667)

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	61,600	$812,313	307,737	$4,197,160
Shares issued in connection with
reinvestment of distributions	62,253	732,472	10,770	143,179
	123,853	1,544,785	318,507	4,340,339
Shares repurchased	(87,881)	(1,143,147)	(318,841)	(4,343,956)
Net increase (decrease)	35,972	$401,638	(334)	$(3,617)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/18	cost	proceeds	income	of 2/28/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$2,884,300	$11,806,655	$14,690,955	$32,214	$—
Putnam Short Term
Investment Fund**	2,354,644	18,376,962	18,588,731	34,088	2,142,875
Total Short-term
investments	$5,238,944	$30,183,617	$33,279,686	$66,302	$2,142,875

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

34 Global Utilities Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the utilities sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$30,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$179,792	Payables	$124,854
Total		$179,792		$124,854

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(163,240)	$(163,240)
Total	$(163,240)	$(163,240)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$22,898	$22,898
Total	$22,898	$22,898

Global Utilities Fund 35

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	Total
Assets:
Forward currency	$1,550	$886	$12,864	$—	$164,492	$—	$179,792
contracts#
Total Assets	$1,550	$886	$12,864	$—	$164,492	$—	$179,792
Liabilities:
Forward currency	—	35,881	6,504	32,107	32,516	17,846	124,854
contracts#
Total Liabilities	$—	$35,881	$6,504	$32,107	$32,516	$17,846	$124,854
Total Financial and
Derivative	$1,550	$(34,995)	$6,360	$(32,107)	$131,976	$(17,846)	$54,938
Net Assets
Total collateral
received	$—	$—	$—	$—	$131,976	$—
(pledged)†##
Net amount	$1,550	$(34,995)	$6,360	$(32,107)	$—	$(17,846)
Controlled collateral
received (including	$—	$—	$—	$—	$170,000	$—	$170,000
TBA commitments)**
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged)
(including TBA	$—	$—	$—	$—	$—	$—	$—
commitments)**

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: Actions by the Trustees

The Trustees of the Putnam Funds approved a plan to merge the fund into Putnam Global Equity Fund. The proposed merger requires shareholder approval. If approved by the fund’s shareholders at a shareholder meeting proposed to be held on May 22, 2019, the merger would be expected to occur on or about June 17, 2019.

36 Global Utilities Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
100 Federal Street		Assistant Treasurer
Boston, MA 02110	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
100 Federal Street	Jonathan S. Horwitz
Boston, MA 02110	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Custodian	and Compliance Liaison	Proxy Voting and Corporate
State Street Bank		Governance, Assistant Clerk,
and Trust Company	Robert T. Burns	and Assistant Treasurer
Vice President and
Legal Counsel	Chief Legal Officer	Denere P. Poulack
Ropes & Gray LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Global Utilities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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BROCKTON, MA
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SA026 315950 4/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Utilities Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 26, 2019